Exhibit 10.4

Form of Control and Custodian Agreement

This Agreement dated as of ________ (the “Agreement”), among [_____________] (the “Secured Party”), _______________ (the “Pledgor”) and ________________________, as custodian hereunder (the “Collateral Manager”).

1.	Intention of the Parties; Definitions

1.1.	Intention of the Parties

(a)

Secured Party and Pledgor have entered into the Confirmation (“Confirmation”) dated as of [     ] bearing reference number [     ], which by its terms supplements, forms part of and is subject to an agreement in the form of the [year of ISDA form chosen] ISDA Master Agreement [(Multicurrency – Cross-Border)] (“Form Master Agreement”), the Schedule dated as of [     ] to the Form Master Agreement (“Schedule”) and the Credit Support Annex dated as of [     ] to the Form Master Agreement (“Credit Support Annex”) (collectively, and as amended, modified or otherwise supplemented from time to time, the “Master Agreement”) pursuant to which Pledgor has agreed to pledge to Secured Party the Collateral (as defined below) in order to secure the repayment of Pledgor’s “Obligations” (as defined in the Master Agreement) to Secured Party.

(b) Collateral Manager acts as custodian for Pledgor and maintains Accounts [and the NIB Account] in the name of Pledgor.

(c)

Secured Party wishes to perfect its security interest in the Collateral by appointing the Collateral Manager to hold such Collateral in a separate Account (as defined herein) in the name of the Pledgor where the Secured Party shall have certain entitlement rights as specified herein.

(d) Secured Party and Pledgor have requested Collateral Manager to hold the Collateral and to perform certain other functions as more fully described herein.

(e)

Collateral Manager has agreed to act on behalf of Secured Party and Pledgor as securities intermediary and custodian of the Collateral delivered to Collateral Manager by Pledgor and maintained in the Accounts for the benefit of Secured Party.

1.2.	Definitions

Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings hereinafter stated:

“Account” shall have the meaning set forth in paragraph 2.1.

“Additional Collateral” shall have the meaning set forth in paragraph 2.12(d).

“Affiliate” means an entity controlling, controlled by, or under common control with, Collateral Manager, the Pledgor or the Secured Party, as the case may be.

“Affiliated Subcustodian” means a Subcustodian that is an Affiliate.

“Applicable Law” means any applicable statute, treaty, rule, regulation or common law and any applicable decree, injunction, judgment, order, formal interpretation or ruling issued by a court or governmental entity.

“Authorized Person” shall be any officer who has been designated by written notice, which contains a specimen signature of such person, from Secured Party or Pledgor, in the form of Schedule I attached hereto, as the case may be, and any other person whether or not any such person is an officer or employee of Secured Party or Pledgor, duly authorized by Secured Party or Pledgor to give Written Instructions on behalf of Secured Party or Pledgor. Such persons will continue to be Authorized Persons until such time as Collateral Manager receives Instructions from Secured Party or Pledgor that any such person is no longer an Authorized Person and has had reasonable time to comply with such Instructions.

“Business Day” shall mean any day on which Collateral Manager is open for business.

“Cash” shall mean cash in any currency.

“Cash Account” shall have the meaning set forth in paragraph 2.1.

“Cash Collateral” shall mean Collateral in the form of Cash.

“Cash Income Proceeds” shall mean, in respect of Cash Collateral, any interest payment made in respect thereof and, in respect of non-Cash Collateral, any cash distributions paid in respect thereof in the form of income thereon (and not, for the avoidance of doubt and without limitation, any repayment of principal or payment of redemption proceeds in respect thereof), in each case due and paid prior to receipt by Collateral Manager of notice from the Secured Party that (i) Pledgor has defaulted in its obligations to Secured Party pursuant to the Master Agreement or (ii) a termination event (as defined in the Master Agreement) has occurred.

“Collateral” shall mean an amount Cash or Securities transferred by Pledgor to and held by Collateral Manager in the Accounts from time to time.

“Confidential Information” means and includes all non-public information concerning the Secured Party or Pledgor or the Accounts which Collateral Manager receives in the course of providing services under this Agreement. Nevertheless, the term Confidential Information shall not include information which is or becomes available to the general public by means other than Collateral Manager’s breach of the terms of this Agreement or information which Collateral Manager obtains on a non-confidential basis from a person who is not known to be subject to any obligation of confidence to any person with respect to that information.

“Eligible Collateral” shall have the meaning set forth in paragraph 2.12(a).

“Eligible Criteria” shall have the meaning set forth in paragraph 2.12(a).

“Enforcement Notice” means a notice given by Secured Party to Collateral Manager that (i) Pledgor has defaulted in its obligations to Secured Party pursuant to the Master Agreement or (ii) a termination event (as defined in the Master Agreement) has occurred.

“FSCS” shall have the meaning set forth in paragraph 9.6.

“Fund Account” shall have the meaning set forth in paragraph 5.1(b).

“Indemnitees” means Collateral Manager, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents.

“Instruction” means an instruction that has been verified in accordance with a Security Procedure or, if no Security Procedure is applicable, which Collateral Manager believes in good faith having been given by any Authorized Person.
“Investments” shall have the meaning set forth in paragraph 2.10.

“Liabilities” means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, taxes (other than taxes based solely on Collateral Manager’s income), or expenses of any kind whatsoever (including, without limitation, reasonable attorneys’, accountants’, consultants’ or experts’ fees and disbursements).

“NIB Account” shall have the meaning set forth in paragraph 2.3.

“Operating Guidelines” shall have the meaning set forth in paragraph 2.12(a).

“Proceeds” shall mean any principal or interest payments or other distributions made in connection with Collateral.

“Process Agent” shall have the meaning set forth in paragraph 9.8.

“Securities” means shares, stocks, debentures, bonds, notes or other like obligations, whether issued in certificated or uncertificated form, and any certificates, receipts, warrants other instruments representing rights to receive, purchase or subscribe for the same that are commonly traded or dealt in on securities exchanges or financial markets and other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Collateral Manager for the Securities Account.

“Securities Account” shall have the meaning set forth in paragraph 2.1.

“Securities Collateral” shall mean Collateral in the form of Securities.

“Securities Depository” means any securities depository, dematerialized book entry system or similar system for the central handling of Securities.

“Security Procedure” means security procedures to be followed by the Pledgor or the Secured party, as the case may be, upon the issuance of an Instruction and/or by Collateral Manager upon the receipt of an Instruction, so as to enable Collateral Manager to verify that such Instruction is authorized, as set forth in service level documentation in effect from time to time between the parties with respect to the services set forth in this Agreement, or as otherwise established by Collateral Manager. A Security Procedure may, without limitation, involve the use of algorithms, codes, passwords, encryption or telephone call backs, and may be updated by Collateral Manager from time to time upon notice to the Pledgor and Secured Party. Each of the Pledgor and Secured Party acknowledges that Security Procedures are designed to verify the authenticity of, and not detect errors in, Instructions.

“Subcustodian” means any of the subcustodians appointed by Collateral Manager from time to time to hold Securities and act on its behalf in different jurisdictions.

“Tax” shall mean all present and future taxes, levies, imposts or duties (including value added taxes and stamp duties) whatsoever and wheresoever imposed (including any fines, penalties or interest on or in respect of any of the foregoing).

“USA PATRIOT Act” shall have the meaning set forth in paragraph 2.10.

All references to time in this Agreement shall mean the time in effect on that day in New York, New York. All items in the singular will have the same meaning in the plural unless the context otherwise provides and vice versa.

2.	Provision of Collateral Services by Collateral Manager

2.1.	Appointment of Custodian

	(a)	Collateral Manager will establish and maintain the following accounts:

(i)

          one or more Securities Accounts in the name of the Pledgor for Securities (the “Securities Account”), which may be held by Collateral Manager or a Subcustodian or a Securities Depository for Collateral Manager on behalf of the Pledgor; and

(ii)

          one or more accounts in the name of the Pledgor (the “Cash Account” and, together with the Securities Account, the “Account”) for any and all cash in any currency received by or on behalf of Collateral Manager for the account of the Pledgor.

Notwithstanding paragraph 2.1(a)(ii), cash held in respect of those markets where the Pledgor is required to have a cash account in its own name held directly with the relevant Subcustodian or Securities Depository will be held in that manner and will not be part of the Cash Account.

(b)

          Any amount standing to the credit of the Cash Account is a debt due from Collateral Manager as banker. Except as otherwise provided in Instructions acceptable to Collateral Manager, all Cash held in the Cash Account will be deposited during the period it is credited to the Accounts in one or more deposit accounts at Collateral Manager. Any non-US Cash so deposited with Collateral Manager will be payable exclusively by Collateral Manager’s London Branch in the applicable currency, subject to compliance with Applicable Law, including, without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

(c)

          Pledgor and Secured Party hereby notify Collateral Manager that by separate agreement, Pledgor has granted Secured Party a security interest in the Account and all financial assets and other items therein, and Collateral Manager acknowledges being so notified. It is understood and agreed that Collateral Manager has no responsibility with respect to the validity or perfection of the security interest other than to act in accordance with the terms of this Agreement. Pledgor and Secured Party hereby appoint Collateral Manager as custodian of all Collateral in the Account during the term of this Agreement. Collateral Manager hereby accepts appointment as such custodian and agrees to establish and maintain the Account and appropriate records identifying the Collateral as pledged by Pledgor to Secured Party. Pledgor, Secured Party and Collateral Manager agree that the Collateral will be held in the Account by Collateral Manager as agent of Secured Party and the parties further agree that Collateral Manager will take such action with respect to any Collateral as Secured Party may instruct (except as otherwise provided for herein).

	(d)	Secured Party hereby covenants, for the benefit of Pledgor, that Secured Party will not instruct Collateral Manager to deliver or cause to be transferred any Collateral to any person other than Pledgor unless and until (i) Pledgor has defaulted in its obligations to Secured Party pursuant to the Master Agreement, or (ii) a termination event (as defined in the Master Agreement) has occurred. The foregoing covenant is for the benefit of Pledgor only and shall in no way be deemed to constitute a limitation on Secured Party’s right at any time to instruct Collateral Manager or on Collateral Manager’s ability to rely on such Instructions. If Collateral Manager receives Instructions from Secured Party prior to 11:00 a.m. on a Business Day directing Collateral Manager to transfer any Collateral, Collateral Manager shall so transfer such Collateral prior to the close of business on that Business Day and upon such transfer Collateral Manager’s duties hereunder with respect to such Collateral shall terminate.

(e)

          Pledgor and Secured Party hereby authorize Collateral Manager on a continuous and on-going basis to deposit all Collateral it receives in the Cash Account or Securities Account, as applicable. Where Collateral is transferred to an Account, Collateral Manager shall identify such Collateral on its books and records as belonging to Pledgor, and pledged to Secured Party and shall send Secured Party a confirmation in accordance with paragraph 2.9.

2.2.		Segregation of Assets; Nominee Name

(a)

          To the extent permitted by Applicable Law or market practice, Collateral Manager will require each Subcustodian to identify in its own books that Securities held at such Subcustodian by Collateral Manager on behalf of its customers belong to customers of Collateral Manager, such that it is readily apparent that the Securities do not belong to Collateral Manager or the Subcustodian.

	(b)	Collateral Manager is authorized, in its discretion,

		(i)	to hold in bearer form, such Securities as are customarily held in bearer form or are delivered to Collateral Manager or its Subcustodian in bearer form;

		(ii)	to hold Securities in or deposit Securities with any Securities Depository;

		(iii)	to hold Securities in omnibus accounts on a fungible basis and to accept delivery of Securities of the same class and denomination as those deposited with Collateral Manager or its Subcustodian; and

		(iv)	to register in the name of the Pledgor, Collateral Manager, a Subcustodian, a Securities Depository, or their respective nominees, such Securities as are customarily held in registered form.

2.3.		The NIB Account

Collateral Manager, on behalf of Pledgor, hereby establishes, and Collateral Manager hereby agrees to maintain a non-interest bearing Cash account No. [●] (the “NIB Account”) in the name of Collateral Manager on behalf and for the benefit of Pledgor. The parties agree that the NIB Account shall not be subject to any security to be granted under the Master Agreement and accordingly shall not be deemed to be an Account for purposes of this Agreement. Collateral Manager will take such action with respect to any Cash in the NIB Account as the Pledgor may instruct. The parties agree and acknowledge that Cash Income Proceeds that comprise interest paid on Collateral in the Cash Account will be transferred directly by Collateral Manager to the NIB Account and will not be credited to the Cash Account. Collateral Manager has no obligation to credit any Cash until such Cash is actually received by Collateral Manager. Notwithstanding anything herein to the contrary, Pledgor agrees that Collateral Manager shall be entitled to reverse any Cash credit previously made to the NIB Account due to error or the non-receipt of any income or dividend distribution. The parties agree and acknowledge that Cash Income Proceeds that comprise coupon payments with respect to Collateral in the Securities Account will be paid to an account designated by Pledgor in writing and not to the NIB Account or the Cash Account and will not be credited to the Account. For the avoidance of doubt, Cash redemptions of Securities Collateral or Cash payment of principal with respect to Securities Collateral will be paid to the Cash Account.

2.4.	Debit Balances

If a debit to any currency in the Cash Account results (or will result) in a debit balance in such currency, then Collateral Manager may, in its discretion, (i) advance an amount equal to the overdraft, (ii) refuse to settle in whole or in part the transaction whose settlement would have caused such debit balance, or (iii) if any such transaction is posted to the Securities Account, reverse any such posting. If Collateral Manager elects to make such an advance, the advance will be deemed a loan to the Pledgor and the Secured Party, payable on demand, bearing interest at the applicable rate charged by Collateral Manager from time to time, for such overdrafts, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Collateral Manager makes similar overdrafts available from time to time. No prior action or course of dealing on Collateral Manager’s part with respect to the settlement of transactions on behalf of the Pledgor or Secured Party will be asserted by the Pledgor or Secured Party against Collateral Manager for Collateral Manager’s refusal to make advances to the Cash Account or to settle any transaction for which the Pledgor does not have sufficient available funds in the applicable currency in the Cash Account or NIB Account.

2.5.	Updated Procedures

Collateral Manager may provide Pledgor and Secured Party, from time to time, with additional or changed procedures or instructions in connection with the matters described herein, upon written notice to Pledgor and Secured Party.

2.6.	Substitution of Collateral

Secured Party hereby grants Pledgor authority to substitute other Collateral for any Collateral, which is held in the Securities Account, in accordance with the terms of the Master Agreement. Pledgor may exercise the right of substitution by notifying Secured Party of its intent to transfer certain Collateral out of the Securities Account upon the deposit into the Securities Account of new Collateral that has a value as of the date of transfer which is at least equal to the value of that portion of the old collateral for which it is being substituted. Secured Party shall then provide Instructions to Collateral Manager directing Collateral Manager, upon the receipt of new Collateral, to transfer the certain specified Collateral to Pledgor.

2.7.	Collateral not to be Subjected to Competing Security Interest

Subject to paragraph 5.1, Collateral Manager shall not subject any Collateral in the Accounts to any security interest, lien or right of setoff in favor of any third party claiming through Collateral Manager, and Collateral Manager shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any Collateral. Except as required by law or regulation, Collateral Manager shall not agree with any other person or entity that it will comply with any withdrawal, transfer, payment and redemption instructions, or any other entitlement or other orders, from such person or entity concerning the Accounts or any items therein, without the prior written consent of Secured Party and any such agreement entered into without such consent shall be null and void.

2.8.		Notice of Default or Termination Event

(a)

          In the event that Collateral Manager receives an Instruction from Secured Party substantially in the form of Schedule V certifying that (i) Pledgor has defaulted in its obligations to Secured Party pursuant to the Master Agreement or (ii) a termination event (as defined in the Master Agreement) has occurred in respect of Pledgor and is confirming, Collateral Manager may, without further inquiry, act upon Instructions from Secured Party with respect to the disposition of all or any part of the Collateral and to refuse any Instruction from Pledgor pursuant to this Agreement and Collateral Manager shall suspend Secured Party and Pledgor’s access to applications or products of Collateral Manager’s website as described in paragraph 3.6 as soon as practicable. If at any time after Collateral Manager has received such notice, Collateral Manager receives Instructions from Secured Party prior to 9:00 a.m. on a Business Day directing Collateral Manager to transfer any Collateral, Collateral Manager shall use reasonable endeavors to so transfer such Collateral prior to the close of business of that Business Day. Collateral Manager shall have no duties hereunder with respect to any Collateral transferred out of the Accounts or the NIB Account pursuant to such instructions or instructions otherwise authorized by this Agreement. Unless instructed differently, Collateral Manager is hereby authorized by the Secured Party to use the cash and security delivery instructions set forth on Schedule III, attached hereto when transferring Collateral to it.

(b)

          In the event that Collateral Manager receives an Instruction from Pledgor substantially in the form of Schedule VI certifying that (i) Secured Party has defaulted in its obligations to Pledgor pursuant to the Master Agreement or (ii) a termination event (as defined in the Master Agreement) has occurred in respect of Secured Party and is continuing, Collateral Manager may, without further inquiry and in reliance on Pledgor’s Instructions, transfer all Collateral in the Accounts to Pledgor upon the earlier of (i) receipt by the Collateral Manager of Secured Party’s Instructions to Collateral Manager consenting to the release of the Collateral, and (ii) the fourth (4th) Business Day after the date of such Instruction from Pledgor. After receiving such notice, Collateral Manager shall suspend Secured Party and Pledgor’s access to applications or products of Collateral Manager’s website as described in paragraph 3.6 as soon as practicable. At any time prior to such release, Pledgor may revoke its Instruction, whereupon Collateral Manager shall not release any of the Collateral in the Accounts unless and until further Instructions are validly submitted by Pledgor, and only if such Instructions are in the form required under this paragraph. For the avoidance of doubt, Collateral Manager shall have no obligation to verify that Secured Party has defaulted in its obligations to Pledgor pursuant to the Master Agreement or that a termination event (as defined in the Master Agreement) in respect of Secured Party has occurred and is continuing. The Pledgor acknowledges that the Secured Party (which may be under the control of a bankruptcy or insolvency officeholder or person with an analogous or similar status or authority) shall retain control of the Collateral in the Accounts and shall continue to be entitled to such Collateral subject to the terms of this Agreement and the Master Agreement until such time as the Pledgor exercises its rights under the Master Agreement and delivers Instructions in accordance with the terms of this paragraph 2.8(b). Collateral Manager acknowledges that the Secured Party (which may be under the control of a bankruptcy or insolvency officeholder or person with an analogous or similar status or authority) shall retain control of the Collateral in the Accounts until such time as the Pledgor has delivered Instructions in accordance with this paragraph 2.8(b).

(c)

_________ shall not be required to deliver or transfer cash, securities or other property or required to act in contravention of any order, stay, judgment, levy, restraining notice, seizure or other similar notice or restraint imposed by law or issued or directed by a governmental agency or court or officer thereof, asserting jurisdiction over Collateral Manager, any existing or future part company of Collateral Manager or any director, officer, employee or agent of the foregoing which on its face affects such cash, securities or other property. Collateral Manager shall give Pledgor and Secured Party prompt notice of any such notice or order of which it is aware. Collateral Manager shall not be liable for failure to deliver or act in such circumstances.

2.9.	Account Statements

Collateral Manager will provide Pledgor and Secured Party with a statement identifying all Collateral in the Accounts at the frequency specified in the Operating Guidelines. Secured Party and Pledgor shall promptly review all such statements and shall promptly advise Collateral Manager of any error, omission or inaccuracy in each statement. Collateral Manager shall undertake to correct any errors, failures or omissions that are reported to Collateral Manager by Secured Party or Pledgor. Any such corrections shall be reflected on subsequent statements.

2.10.		Investment of Cash Collateral

If instructed in writing by the Pledgor, Collateral Manager will, from time to time, (a) invest Cash Collateral in the Cash Account in such deposits, money market instruments and securities (the “Investments”) as may be selected from a list provided by Collateral Manager. Collateral Manager shall have no liability for any loss sustained as a result of any Investments or as a result of any liquidation of any Investment prior to its maturity. Pledgor and Secured Party agree that Collateral Manager shall not be liable for any losses that may result from such investment in the Investments (including, but not limited to, possible loss of the principal amount invested or any loss sustained as a result of liquidation prior to maturity) and that Collateral Manager has no obligation to credit any cash proceeds from the sale of any Investment to the Accounts until such cash is actually received by Collateral Manager. Notwithstanding anything herein to the contrary, Pledgor and Secured Party agree that Collateral Manager shall be entitled to reverse any cash credit previously made to the Accounts due to error or the non-receipt of any income or dividend distribution.

2.11.	Access to Books and Records

Upon reasonable request, Secured Party and Pledgor shall have access to Collateral Manager’s books and records maintained in connection with the Account during Collateral Manager’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Secured Party or Pledgor at the requesting party’s sole expense.

2.12.	Collateral Services

(a)

          On the Business Day prior to [insert date of Effective Date], Pledgor shall provide Written Instructions to Collateral Manager and Secured Party reporting the [Obligation Amount] and Pledgor agrees, by close of business in New York on [insert date of Effective Date], to transfer or cause to be transferred to Collateral Manager, for deposit in the Accounts, [Eligible Collateral] whose aggregate Margin Value is an amount not less than the [Obligation Amount] so reported. Collateral Manager shall determine whether the Collateral to be transferred to the Securities Account constitutes [Eligible Collateral] and verify whether the aggregate Margin Value of the [Eligible Collateral] standing to the credit of the Accounts immediately after giving effect to such transfer is not less than the [[Obligation Amount] so reported.] “Eligible Collateral” mean Collateral meeting the Eligibility Criteria. “Eligibility Criteria” means such criteria as agreed upon by _________, Pledgor and Secured Party with respect to cash and securities and specified in the Operating Guidelines and shall include, among other things, the type and maturity of securities. “Operating Guidelines” mean the operating guidelines as separately agreed between _________, Pledgor and Secured Party, as amended from time to time by notice from _________ to Pledgor and Secured Party. The Operating Guidelines do not form part of this Agreement and are not intended to, and shall not, create any legal obligations of _________, Pledgor or Secured Party. _________, Pledgor and Secured Party, in entering into this Agreement, have not relied on any provision of the Operating Guidelines as a representation by another party.

(b)

On each Business Day thereafter, Pledgor shall provide Written Instructions to Collateral Manager and Secured Party by [-] 00 a.m. (New York time) reporting the [Obligation Amount] on such Business Day and Pledgor agrees, by close of business in New York on the next Business Day, to transfer or cause to be transferred to Collateral Manager, for deposit in the Accounts, [Eligible Collateral] whose aggregate Margin Value (taking into account [Eligible Collateral] already credited to the Accounts) is an amount not less than the [Obligation Amount] so reported. On making any such transfer, Pledgor shall deliver a Written Instruction to Collateral Manager and Secured Party in respect of each type of Security concerned specifying by name and ISIN (or CUSIP), the type of Security being deposited and the number of such Securities together with the other information (if any) specified in the Collateral Schedule. Collateral Manager shall determine whether the Collateral to be transferred to the Securities Account constitutes [Eligible Collateral] and verify whether the aggregate Margin Value of the [Eligible Collateral] standing to the credit of the Account immediately after giving effect to such transfer is not less than the [Obligation Amount] so reported.

(c)

If Secured Party disputes the [Obligation Amount] determined by Pledgor it shall provide written notice thereof to Collateral Manager and Pledgor, and the [Obligation Amount] in effect as of the immediately preceding Business Day shall prevail for purposes of all calculations under this Agreement until the earlier of (i) such time as Pledgor and Secured Party independently and without any further action by Collateral Manager resolve such dispute and notify Collateral Manager jointly in writing of the new [Obligation Amount] and (ii) 10:00 a.m., New York City time, on the Business Day following the date on which the notice of the dispute is given to Pledgor and Collateral Manager by Secured Party (whereupon, if no notice of resolution is delivered to Collateral Manager pursuant to the foregoing clause (i), Pledgor’s determination of the [Obligation Amount] on such following Business Day shall apply).

(d)

On each Business Day, Collateral Manager shall as agent of the Secured Party provide written notice to Pledgor and Secured Party by [—]:00 a.m. (New York time) indicating the aggregate [Margin Value] of the [Eligible Collateral] in the Accounts at the close of business in New York City on the immediately preceding Business Day (which notice shall include the Margin Value for each item of [Eligible Collateral]). If on any Business Day the aggregate [Margin Value] of [Eligible Collateral] in the Accounts as reported by the Collateral Manager pursuant to the immediately preceding sentence is less than the then current [Obligation Amount] as reported by the Pledgor pursuant to Section 1 above, Pledgor agrees to transfer to Collateral Manager for deposit in the Accounts prior to the close of business in New York on the immediately succeeding Business Day additional [Eligible Collateral] (“Additional Collateral”) in an amount such that the aggregate [Margin Value] of [Eligible Collateral] in the Accounts, including such Additional Collateral, immediately after giving effect to such transfer equals or exceeds such [Obligation Amount]. Collateral Manager shall determine that all Additional Collateral to be transferred to the Accounts constitutes [Eligible Collateral]. If on any Business Day the aggregate Margin Value of [Eligible Collateral] in the Accounts as reported by the Collateral Manager pursuant to this Section 2 is greater than the then current [Obligation Amount] as reported by the Pledgor pursuant to Section 1 above, Collateral Manager is authorized to transfer from the Accounts [Eligible Collateral] with an aggregate Margin Value equal to but not exceeding such excess in accordance with Written Instructions from Pledgor which are confirmed by Secured Party pursuant to Written Instructions.

(e)

If Pledgor disputes the market value of any Security, it shall provide a written notice thereof to Collateral Manager and Secured Party and the market value of such Security as of the immediately preceding Business Day shall prevail for purposes of all calculations under this Agreement until the earlier of (i) such time as Pledgor and Secured Party independently and without any further action by Collateral Manager resolve such dispute and notify Collateral Manager jointly in writing of the market value to use and (ii) [--]:00 a.m., New York City time, on the Business Day following the date on which the notice of the dispute is given by Pledgor to Secured Party and Collateral Manager. Upon receipt of written notice of the specified market value, Collateral Manager will use such specified market value for all calculations performed that Business Day. If no notice of a specified market value is delivered to Collateral Manager pursuant to the foregoing, Collateral Manager’s calculations shall prevail.

(f)

Pledgor may not dispute the market value of any particular Security (by CUSIP or ISIN) in accordance with paragraph (b) more than twice, provided, however, that it shall be the sole responsibility of Secured Party to notify the other parties if Pledgor seeks to dispute the market value of a Security more than twice. If Pledgor seeks to dispute the market value of a Security more than twice, it shall have no effect and the market value determined by Collateral Manager shall prevail. For the avoidance of doubt, receipt by Collateral Manager of a notice from Pledgor of a dispute regarding the market value of one or more Securities shall not be construed to require that Collateral Manager make any changes or adjustments to its systems and it is understood and agreed that Collateral Manager will continue to perform its market value calculations hereunder using its own sources and methods.

(g)

Securities or obligations which do not constitute [Eligible Collateral] shall not knowingly be transferred to the Accounts by Pledgor except to the extent that such Securities or obligations are received as distributions in respect of [Eligible Collateral] already held in the Accounts. Until Collateral Manager receives a Notice of Exclusive Control from Secured Party, Collateral Manager is authorized to act upon any Written Instructions from Pledgor to transfer any security or obligation that does not constitute [Eligible Collateral] from the Accounts.

(h)

Notwithstanding any other provision of this Agreement, no withdrawals shall be made from the Accounts without the Written Instructions of the Secured Party if, immediately after giving effect to such withdrawal, the aggregate Margin Value of the [Eligible Collateral] in the Accounts shall be less than the [Obligation Amount]. Subject to the foregoing, Collateral Manager shall transfer to Pledgor (whether by credit to another custody account of Pledgor at Collateral Manager or otherwise) all proceeds received by it with respect to the Collateral. After Collateral Manager’s receipt of a Notice of Exclusive Control, Collateral Manager shall credit to the Accounts all proceeds received by it with respect to the Collateral.

(i)	Collateral Manager shall furnish Pledgor and Secured Party with advices of transactions affecting the Account and monthly Account statements.

[NOTE: Additional Provisions and Schedules Regarding Services to Come]

3.	Instructions

3.1.	Acting on Instructions; Method of Instruction and Unclear Instructions

(a) The Pledgor and the Secured Party authorize Collateral Manager to accept, rely upon and/or act upon any Instructions received by it without inquiry. The Pledgor and the Secured Party will jointly and severally indemnify the Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the Indemnitees as a result of any action or omission taken in accordance with any Instruction.

	(b)	To the extent possible, instructions to Collateral Manager shall be sent via electronic instruction or trade information system acceptable to Collateral Manager or via facsimile transmission.

(c)

          Collateral Manager shall promptly notify an Authorized Person if Collateral Manager determines that an Instruction does not contain all information reasonably necessary for Collateral Manager to carry out the Instruction. Collateral Manager may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Collateral Manager is authorized to seek confirmation of such Instructions by telephone call-back to any Authorized Person designated on Schedule I attached hereto with respect to an instruction purportedly given by Secured Party, and Collateral Manager may rely upon the confirmation of anyone purporting to be a person so designated. Secured Party and Pledgor each acknowledges that such security procedure is commercially reasonable. It is understood and agreed, however, that Collateral Manager shall not be required to verify payment instructions pursuant a Security Procedure or when the circumstances otherwise warrant as determined by Collateral Manager in its reasonable discretion. Collateral Manager will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction while it seeks information, clarification or confirmation or in declining to act upon any Instruction for which it does not receive clarification satisfactory to it.

3.2.		Reliance Upon Account Numbers Provided

It is understood and agreed that Collateral Manager and the beneficiary’s bank in any funds transfer may solely rely upon any account number or similar identifying number provided by Secured Party to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. Collateral Manager may debit Pledgor’s account in connection with any payment orders issued by Secured Party using any such identifying numbers, even where their use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated by Pledgor.

3.3.		Security Procedures

(a)

          Collateral Manager, the Pledgor and the Secured Party shall comply with any applicable Security Procedures with respect to the delivery or authentication of Instructions and shall ensure that any codes, passwords or similar devices are reasonably safeguarded.

	(b)	Either party may record any of their telephone communications.

3.4.		Instructions; Contrary to Law/Market Practice

Collateral Manager need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice, but Collateral Manager shall be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. In the event Collateral Manager does not act upon such Instructions, Collateral Manager will notify the Pledgor or Secured Party, as the case may be, where reasonably practicable.

3.5.	Cut-Off Times

Collateral Manager has established cut-off times for receipt of Instructions, which will be made available to the Pledgor and the Secured Party. If Collateral Manager receives an Instruction after its established cut-off time, Collateral Manager will attempt to act upon the Instruction on the day requested if Collateral Manager deems it practicable to do so or otherwise as soon as practicable after that day.

3.6.	Electronic Access

Access by the Customer and Secured Party to certain applications or products of Collateral Manager via Collateral Manager’s web site or otherwise shall be governed by this Agreement and the terms and conditions set forth in Schedule IV. Pledgor acknowledges that its access to such applications or products via Collateral Manager’s web site shall be on a “read only” basis, and Pledgor further acknowledges that Collateral Manager has no duty to inform it of Secured Party’s actions pursuant to such access to applications or products via Collateral Manager’s web site (other than as specified in the Operating Guidelines). Pledgor acknowledges that Collateral Manager has no liability for actions of Secured Party through the Secured Party’s access to applications or products via Collateral Manager’s web site.

4.	Subcustodians and Securities Depositaries

4.1.	Appointment of Subcustodians; Use of Securities Depositories

(a)

          Collateral Manager is authorized under this Agreement to act through and hold Collateral with Subcustodians. Collateral Manager will use reasonable care in the selection, monitoring and continued appointment of such Subcustodians. In addition, Collateral Manager and each Subcustodian may deposit Securities with, and hold Securities in any Securities Depository on such terms as such Securities Depository customarily operates and Pledgor will provide Collateral Manager with such documentation or acknowledgements that Collateral Manager may require to hold the Securities in such Securities Depository.

(b)

          Any agreement Collateral Manager enters into with a Subcustodian for holding Collateral Manager’s customers’ assets will provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim for payment for their safe custody or administration, or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar law, and that the beneficial ownership thereof will be freely transferable without the payment of money or value other than for safe custody or administration. Collateral Manager shall be responsible for all claims for payment of fees for safe custody or administration so that no Subcustodian exercises any claim for such payment against the Pledgor’s assets. Where a Subcustodian deposits Securities with a Securities Depository, Collateral Manager will cause the Subcustodian to identify on its records that the Securities deposited by the Subcustodian at such Securities Depository belong to Collateral Manager, as agent. This paragraph 4.1(b) will not apply to the extent of any special agreement or arrangement made by the Pledgor or by the Secured Party with any particular Subcustodian.

(c)

          Collateral Manager is not responsible for the selection or monitoring of any Securities Depository and will not be liable for any act or omission by (or the insolvency of) any Securities Depository. In the event the either the Secured Party or Pledgor incurs a loss due to the negligence, willful default, or insolvency of a Securities Depository, Collateral Manager will make reasonable efforts, in its discretion, to seek recovery from the Securities Depository, but Collateral Manager will not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

4.2.		Liability for Subcustodians

	(a)	Subject to paragraph 7.1(b), Collateral Manager will be liable for direct losses incurred by the Pledgor and Secured Party that result from:

(i)

          the failure by a Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful misconduct of such Subcustodian in the provision of custodial services by it; or

(ii) the insolvency of any Affiliated Subcustodian.

(b)

          Subject to paragraph 4.1(a) and Collateral Manager’s duty to use reasonable care in the monitoring of a Subcustodian’s financial condition as reflected in its published financial statements and other publicly available financial information concerning it customarily reviewed by Collateral Manager in its oversight process, Collateral Manager will not be responsible for any losses (whether direct or indirect) incurred by the either Pledgor or Secured Party that result from the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

(c)

          Collateral Manager reserves the right to add, replace or remove Subcustodians. Collateral Manager will give prompt notice of any such action, which will be advance notice if practicable. Upon request by the Secured Party or Pledgor, Collateral Manager will identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.	Tax Obligations and Services

5.1.	Authorization to Deduct; Collateral Manager’s Right over the Accounts

(a)

          Pledgor and Secured Party confirm that Collateral Manager is authorized to deduct from any cash received or credited to the Cash Account and/or the NIB Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Accounts or the NIB Account.

(b)

In consideration of any advances or loans Collateral Manager may extend to Pledgor in its sole discretion in connection with this Agreement, as a security for the repayment of any fees, charges, expenses and other amounts payable to Collateral Manager hereunder, Pledgor hereby (and Secured Party hereby acknowledges): (i) pledges, transfers, assigns, and grants to Collateral Manager a first priority, continuing security interest in and right of set-off as to, all of Pledgor’s right title and interest in, to or under (A) the Accounts, (B) any and all investments in any money market or other investment fund made in connection with this Agreement (a “Fund Account”), (C) all securities, instruments and financial assets (including cash balances) maintained in or credited to the Accounts or any Fund Account, (D) all security entitlements and general intangibles related to the aforesaid and any investments of assets related to any of the aforesaid; and (ii) agrees that nothing contained herein shall be deemed to be inconsistent with, or to deny to Collateral Manager, all the rights and remedies of a secured party under applicable law.

5.2.	Pledgor to Provide Documentation

(a)

          Pledgor will provide to Collateral Manager such certifications, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. Pledgor undertakes to notify Collateral Manager immediately if any information requires updating or correcting. Collateral Manager provides no service of controlling or monitoring, and therefore has no duty in respect of, or liability for, any taxes, penalties, interest or additions to tax, payable or paid that result from:

	(i)	the inaccurate completion of documents by Pledgor or any third party;

	(ii)	provision to Collateral Manager or a third party of inaccurate or misleading information by Pledgor or any third party;

	(iii)	the withholding of material information by Pledgor or any third party; or

	(iv)	as a result of any delay by any revenue authority or any other cause beyond Collateral Manager’s control.

(b)

          If Collateral Manager does not receive appropriate certifications, documentation and information then, as and when appropriate and required, additional tax shall be deducted from all income received in respect of the collateral (including, but not limited to, United States non-resident alien tax and/or backup withholding tax).

5.3.	Responsibility for Timely Payment

Pledgor and Secured Party will be responsible in all events for the timely payment of all taxes relating to the Accounts, and Pledgor will be responsible in all events for the timely payment of all taxes relating to the NIB Account, provided, however, that Collateral Manager will be responsible for any penalty or additions to tax due solely as a result of Collateral Manager’s negligent acts or omissions with respect to paying or withholding tax or reporting interest, dividend or other income paid or credited to the Accounts or the NIB Account, as the case may be.

5.4.	Tax Relief Service

(a)	Subject to the provisions of this Clause, Collateral Manager will apply for a reduction of withholding tax at source in respect of income payments on collateral credited to the Accounts that Collateral Manager believes may be available. To defray expenses pertaining to nominal tax relief, Collateral Manager may from time to time set minimum thresholds as to a de minimus value of reduction of withholding which it will pursue in respect of income payments under this Clause.

(b)

          The provision of a tax relief service by Collateral Manager is conditional upon Collateral Manager receiving from Pledgor (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from Collateral Manager), prior to the receipt of collateral in the Accounts or the payment of income.

(c)

          Collateral Manager will perform tax relief services only with respect to taxation levied by the revenue authorities of the countries advised to Pledgor from time to time and Collateral Manager may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax relief services are offered. Other than as expressly provided in this Clause, Collateral Manager will have no responsibility with regard to Pledgor or any third party’s tax position or status in any jurisdiction.

	(d)	The provision of a tax reclaim service by Collateral Manager is conditional upon Collateral Manager entering into a separate agreement with Pledgor to provide a tax reclaim service.

6.	Representations and Warranties

6.1.	Representations of Secured Party, Pledgor and Custodian

Secured Party, Pledgor and Collateral Manager each represents and warrants that:

(a)

          It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder;

(b)

          This Agreement is legally and validly entered into, does not, and will not, violate any ordinance, charter, by-law, rule or statute applicable to it, and is enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, administration, liquidation or analogous or similar laws or regulations, or by equitable principles relating to or limiting creditors’ rights generally; and

	(c)	The person executing this Agreement on its behalf has been duly and properly authorized to do so.

6.2.		Representation of Pledgor

Pledgor further represents and warrants that it owns the Collateral transferred into the Accounts from time to time free and clear of all liens, claims, security interests and encumbrances (except those granted under the Master Agreement and to Custodian hereunder).

6.3.		Representations of Custodian

Collateral Manager further represents and warrants that:

	(a)	It is a national banking association and it is duly authorized and empowered to perform its duties and obligations under this agreement.

(b)

          It will maintain the Accounts as custody accounts and shall administer the Accounts in the same manner it administers similar accounts established for the same purpose, subject always to the terms of this Agreement.

7.	Concerning Custodian

7.1.	Standard of Care; Liability and Indemnification

(a)

          Collateral Manager will use reasonable care in performing its obligations under this Agreement. Collateral Manager will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

(b)

          Collateral Manager will be liable for the Pledgor’s or the Secured Party’s direct damages to the extent they result from Collateral Manager’s fraud, negligence or willful misconduct in performing its duties as set out in this Agreement and to the extent provided in paragraph 4.2(a). Nevertheless, under no circumstances will Collateral Manager be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts, the NIB Account, Collateral Manager’s performance under this Agreement, or Collateral Manager’s role as custodian.

(c)

          Pledgor and Secured party agree, jointly and severally, to indemnify the Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Indemnitees in connection with or arising out of (i) Collateral Manager’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or (ii) any Indemnitee’s status as a holder of record of the Pledgor’s or Secured Party’s Securities. Nevertheless, Pledgor and Secured Party will not be obligated to indemnify any Indemnitee under the preceding sentence with respect to any Liability for which Collateral Manager is liable under paragraph 4.2(a) of this Agreement. It is expressly understood and agreed that Collateral Manager’s right to indemnification hereunder shall be enforceable against Pledgor and Secured Party directly, without any obligation to first proceed against any third party for whom they may act, and irrespective of any rights or recourse that Secured Party or Pledgor may have against each other or against any such third party. This indemnity shall be a continuing obligation of Pledgor and Secured Party, their respective successors and assigns, notwithstanding the termination of this Agreement.

(d)

          The Pledgor and the Secured party agree that Collateral Manager provides no service in relation to, and therefore has no duty or responsibility to: (i) question Instructions or make any suggestions to the Pledgor or the Secured Party or an Authorized Person regarding such Instructions other than as provided in paragraph 2.5; (ii) supervise or make recommendations with respect to investments or the retention of Securities; (iii) advise the Pledgor or the Secured Party or an Authorized Person regarding any default in the payment of principal or income of any Security; and (iv) evaluate or report to the Pledgor or the Secured Party or an Authorized Person regarding the financial condition of any broker, agent or other party to which Collateral

Manager is instructed to deliver Securities or Cash.

7.2.	Action upon Insolvency of Pledgor or Secured Party

It is understood and agreed by the parties that:

(a)

          in the event that either or both of Pledgor and Secured Party are subject to bankruptcy, insolvency or any analogous or similar proceeding, Collateral Manager may be required to act, or may be prevented from acting, by (i) any applicable bankruptcy, insolvency, administration, liquidation, or analogous or similar laws or regulations, or by equitable principles relating to or limiting creditors’ rights generally; and/or (ii) the directions of a bankruptcy or insolvency officeholder or person with an analogous or similar status or authority; and/or (iii) the directions of a court or tribunal or other institution with analogous or similar status or authority; and

(b)

          if any or all of the circumstances contemplated in paragraph 7.2(b) arise, Collateral Manager shall not have any liability for any act or omission under, by virtue of or directly or indirectly in relation to this Agreement or in relation to any related matter or claim howsoever whenever and wherever arising and whether such claim be formulated in contract or tort or both or by reference to any other remedy or right and in whatever jurisdiction or forum.

7.3.	No Duty to Collect Proceeds

Collateral Manager shall not be under any duty or obligation to take action to effect collection of any Proceeds due on the Collateral in the Accounts.

7.4.	No Responsibility for Collateral until Received

Collateral Manager shall not be responsible for, or considered to be custodian of, any Collateral, including Cash, received by it for deposit in the Accounts until Collateral Manager actually receives and collects such Collateral either directly or by the final crediting of Collateral Manager’s account. Collateral Manager will be entitled to reverse any credits made on Pledgor’s or Secured Party’s behalf where such credits have been previously made and Collateral is not finally collected.

7.5.	Fees

Collateral Manager shall be entitled to receive, and Pledgor agree[s] to pay, fees as may be agreed upon in writing from time to time, for its services under this Agreement, together with Collateral Manager’s reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees and tax or related fees incidental to processing charged directly or indirectly by governmental authorities, issuers, or their agents. Collateral Manager will invoice the Pledgor for amounts owing to it, and Collateral Manager may deduct amounts owing to it from the Account and the NIB Account if the Pledgor has not objected to the invoice within thirty (30) days of the date of the invoice (or such other period as the parties may agree in writing). Without prejudice to Collateral Manager’s other rights, Collateral Manager reserves the right to charge interest on overdue amounts from the due date until actual payment at a rate to be determined by Collateral Manager. Collateral Manager reserves the right to change the rate of fees and expenses should the assumptions underlying the Services, activity in the Accounts or the NIB Account, level of balances, market volatility and other factors change from those used to set the initial.

7.6.	Supply of Information Required by Regulation

It is understood and agreed that Collateral Manager is authorized to supply any information regarding the Accounts and the NIB Account which is required by any law or governmental regulation now or hereafter in effect.

7.7.	Force Majeure

Collateral Manager shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, terrorism, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, transportation, computer (hardware or software) or communications service; labor disputes; acts of civil or military authority; governmental, judicial or regulatory actions; provided however, that Collateral Manager shall use commercially reasonable efforts to resume performance.

7.8.	Valuation

The statements that Collateral Manager provides to Pledgor and Secured Party pursuant to paragraph 2.9 of this Agreement will include information with respect to the value of Collateral. Collateral Manager is authorized to utilize, without review or reasonableness checking, any generally recognized pricing information service or commercial arm’s length good faith valuation source (including affiliated or third party prime brokers or dealers in securities) in order to perform its valuation responsibilities hereunder. Collateral Manager shall not be liable for any losses incurred as a result of errors or omissions of any such pricing information service, broker or dealer.

7.9.	Exclusion of Duties Outside this Agreement

Collateral Manager shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Collateral Manager in connection with this Agreement.

7.10.	Collateral Manager Provides Diverse Financial Services and May Generate Profits as a Result

The Pledgor and the Secured party hereby authorize Collateral Manager to act under this Agreement notwithstanding that: (a) Collateral Manager or any of its divisions, branches or Affiliates may have a material interest in transactions entered into by the Pledgor or the Secured Party with respect to the Accounts and the NIB Account or that circumstances are such that Collateral Manager may have a potential conflict of duty or interest, including the fact that Collateral Manager or its Affiliates may act as a market maker in the Securities to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Securities; or earn profits from any of the activities listed herein and (b) Collateral Manager or any of its divisions, branches or Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of the Pledgor or the Secured Party. Collateral Manager is not under any duty to disclose any such information.

8.	Termination

Any of the parties hereto may terminate this Agreement by giving to the other parties a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. Such notice shall not affect or terminate Secured Party’s security interest in the Collateral. Pledgor and Secured Party, acting jointly, may terminate this Agreement at any time that no Collateral is in the Accounts by giving notice in writing to Collateral Manager specifying the date of such termination. Upon termination hereof, Secured Party and Pledgor shall pay to Collateral Manager such compensation as may be due to Collateral Manager as of the date of such termination, and Collateral Manager shall follow such reasonable Instructions of Pledgor and Secured Party concerning the transfer of custody of the Collateral. In the event of discrepancy between Instructions of Pledgor and Secured Party, Collateral Manager shall act pursuant to Secured Party’s Instructions. Upon the date set forth in a termination notice, this Agreement shall terminate, and, except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease.

9.	Miscellaneous

9.1.	New Instructions

Pledgor and Secured Party each agrees to furnish to Collateral Manager new Instructions in the event that any presently Authorized Person ceases to be an Authorized Person or in the event that any other Authorized Persons are appointed and authorized. Until such new Instructions are received, Collateral Manager shall be fully protected in acting upon Instructions of the present Authorized Persons, as set forth on Schedule I attached hereto.

9.2.	Notices

Notices (other than Instructions) will be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

9.3.	Successors and Assigns

This Agreement will be binding on each of the parties’ successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.

9.4.	Interpretation

Headings are for convenience only and are not intended to affect interpretation. References to Clauses are to Clauses of this Agreement and references to sub-clauses and paragraphs are to sub-clauses of the Clauses and paragraphs of the sub-clauses in which they appear.

9.5.	Entire Agreement

This Agreement, including the Schedules, sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties. The Operating Guidelines do not form part of this Agreement and are not intended to, and shall not, create any legal obligations of Custodian, Secured Party or Pledgor. Neither Secured Party, nor Pledgor, nor Custodian has, when entering into this Agreement, relied on any provision of the Operating Guidelines as a representation by the other party. Subject to the above, any amendments (whether one amendment or collectively a series of amendments) to the Operating Guidelines that may have a material adverse impact on the performance or receipt of the services under this Agreement, must be agreed between Custodian, Secured Party and Pledgor prior to the change being made. Custodian shall notify Secured Party and Pledgor of any other amendments to the Operating Guidelines; so far as reasonably practicable such notice will be in advance.

9.6.	Information Concerning Deposits at Collateral Manager’s London Branch

The Financial Services Compensation Scheme (the “FSCS”) was created under the Financial Services and Markets Act 2000. The terms of the FSCS offer protection in connection with deposits and investments in the event of the persons to whom Collateral Manager provides services suffering a financial loss as a direct consequence of Collateral Manager being unable to meet any of its liabilities, and subject to the FSCS rules regarding eligible claimants and eligible claims, Pledgor may have a right to claim compensation from the FSCS. Subject to the terms of the FSCS, the limit on the maximum compensation sum payable by the FSCS in relation to investment business is £48,000 and in relation to deposits is £31,700. A detailed description of the FSCS (including information on how to make a claim, eligibility criteria and the procedures involved) is available from the FSCS who can be contacted at 7th Floor, Lloyds Chambers, Portsoken Street, London, E1 8BN.

9.7.	Insurance

Pledgor and Secured Party acknowledge that Collateral Manager will not be required to maintain any insurance coverage specifically for the benefit of Pledgor or Secured Party. Collateral Manager will, however, provide details of its own general insurance coverage, to Pledgor or Secured Party on request.

9.8.	Governing Law and Jurisdiction

THIS AGREEMENT WILL BE CONSTRUED, REGULATED, AND ADMINISTERED UNDER THE LAWS OF THE UNITED STATES OR STATE OF NEW YORK, AS APPLICABLE, WITHOUT REGARD TO NEW YORK’S PRINCIPLES REGARDING CONFLICT OF LAWS, EXCEPT THAT THE FOREGOING SHALL NOT REDUCE ANY STATUTORY RIGHT TO CHOOSE NEW YORK LAW OR FORUM. THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WILL HAVE THE SOLE AND EXCLUSIVE JURISDICTION OVER ANY LAWSUIT OR OTHER JUDICIAL PROCEEDING RELATING TO OR ARISING FROM THIS AGREEMENT AND EACH OF THE PARTIES AGREE THAT THIS COURT WILL HAVE PROPER VENUE FOR ANY SUCH LAWSUIT OR JUDICIAL PROCEEDING, AND THE PARTIES WAIVE ANY OBJECTION TO VENUE OR THEIR CONVENIENCE AS A FORUM. THE PARTIES AGREE TO SUBMIT TO THE JURISDICTION OF ANY OF THE COURTS SPECIFIED AND TO ACCEPT SERVICE OF PROCESS TO VEST PERSONAL JURISDICTION OVER THEM IN THIS COURT. THE PARTIES FURTHER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY SUCH LAWSUIT OR JUDICIAL PROCEEDING ARISING OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. TO THE EXTENT THAT IN ANY JURISDICTION PLEDGOR OR SECURED PARTY MAY NOW OR HEREAFTER BE ENTITLED TO CLAIM, FOR ITSELF OR ITS ASSETS, IMMUNITY FROM SUIT, EXECUTION, ATTACHMENT (BEFORE OR AFTER JUDGEMENT) OR OTHER

LEGAL PROCESS, PLEDGOR AND SECURED PARTY SHALL NOT CLAIM, AND IT HEREBY IRREVOCABLY WAIVES, SUCH IMMUNITY.

[Pledgor/Secured Party] hereby irrevocably appoints __________________________________ (the “Process Agent”), with an office on the date hereof at __________________________________________________, New York, NY _________, United States, as its agent to receive on behalf of [Pledgor/Secured Party] and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. This designation is in addition to any other agent previously or hereafter designated by [Pledgor/Secured Party] for service of process. Such service may be made by mailing or delivering a copy of such process to [Pledgor/Secured Party] in care of the Process Agent at the Process Agent’s above address, and [Pledgor/Secured Party] hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Nothing in this Section shall affect the right of Secured Party, Collateral Manager or Pledgor to serve legal process in any other manner permitted by law.][1]

9.9.		Severability; Waiver; and Survival

(a)

          If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

(b)

          Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

	(c)	The parties’ rights, protections, and remedies under this Agreement shall survive its termination.

9.10.		Confidentiality

(a)

          Subject to paragraph 9.10(b) Collateral Manager will hold all Confidential Information in confidence and will not disclose any Confidential Information except as may be required by Applicable Law, a regulator with jurisdiction over Collateral Manager’s business, or with the consent of the relevant party.

	(b)	Pledgor and Secured Party authorize Collateral Manager to disclose Confidential Information to:

(i)

any Subcustodian, subcontractor, agent, Securities Depository, securities exchange, broker, third party agent, proxy solicitor, issuer, or any other person that Collateral Manager believes it is reasonably required in connection with Collateral Manager’s provision of relevant services under this Agreement;

(ii)	its professional advisors, auditors or public accountants;

[1]	This language is required for non-US parties.

	(iii)	its Affiliates; and

	(iv)	any revenue authority or any governmental entity in relation to the processing of any tax relief claim.

(c)	Except as otherwise required by Applicable Law or as needed to enforce the terms of this Agreement, the parties shall hold the terms and conditions of this Agreement in confidence.

9.11.	Counterparts

This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

9.12.	Third Party Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

9.13.	Headings

The headings and captions in this Agreement are for reference only and shall not affect the construction or interpretation of any of its provisions.

9.14.	USA PATRIOT Act Disclosure

Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires Collateral Manager to implement reasonable procedures to verify the identity of any person that opens a new Account with it. Accordingly, Pledgor and Secured Party acknowledge that Section 326 of the USA PATRIOT Act and Collateral Manager’s identity verification procedures require Collateral Manager to obtain information which may be used to confirm Pledgor’s or Secured Party’s identity including without limitation Pledgor’s and Secured Party’s name, address and organizational documents (“identifying information”). Pledgor and Secured Party may also be asked to provide information about its financial status such as its current audited and unaudited financial statements. Pledgor and Secured Party agree to provide Collateral Manager with and consent to Collateral Manager obtaining from third parties any such identifying and financial information required as a condition of opening an account with or using any service provided by Collateral Manager.

9.15.	Limitations on Liability.

(a) The debts, liabilities, obligations, expenses, costs, charges, indemnities and reserves incurred, contracted for, attributable to or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series and, unless otherwise provided by the Sponsor, none of the debts, liabilities, obligations, expenses, costs, charges, indemnities and reserves incurred, contracted for, attributable to or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets of such Series. Any general liabilities, expenses, costs, charges, indemnities or reserves of the Trust which are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Sponsor to and among any one or more of the Series in such manner and on such basis as the Sponsor in its sole discretion deems fair and equitable. Pursuant to the Delaware Statutory Trust Act and the Amended and Restated Trust Agreement of the Trust, any party extending credit to, contracting with or having any claim against any Series of the Trust may look only to the assets of such Series to satisfy or enforce any debt with respect to that Series.

(b) This Agreement has been entered into by the Trust and was executed and delivered by an officer of its Sponsor, on behalf of the Trust, which officer was acting solely in his capacity as an officer of the Sponsor and not in his individual capacity and which Sponsor was acting solely in its capacity as sponsor of the Trust and not in its individual capacity. The obligations of this Agreement are not binding on such officer, the Sponsor or any shareholder of the series of the Trust individually. The obligations of this Agreement are binding only upon the assets and property of the Trust or belonging or attributable to a Series thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, thereunto duly authorized, on the day and year first above written.

[Secured Party]

By:

Name:
Title:

[Pledgor]

By:

Name:
Title:

By:

Name:
Title:

SCHEDULE I
Authorized Persons

If from Secured Party:

	Name	Signature	Telephone Number

1.

2.

3.

If from Pledgor:

	Name	Signature	Telephone Number

1.

2.

3.

SCHEDULE II

Cash and Securities Delivery Instructions

Securities

________________/CUST
ABA No.
Reference: (G-Account Number, e.g., (xxxxx)
Reference: (Account Name)

Cash

_____________________
ABA No.:
Account No.: (DDA Account Number)
Name: (Account Number)

SCHEDULE III
Secured Party
Cash and Securities Delivery Instructions

Securities

ABA No.
Reference: (Account Number)
Reference: (Account Name)

Cash

ABA No.:
Account No.: (DDA Account Number)
 Name: (Account Number)

Pledgor
Cash and Securities Delivery Instructions

Securities

ABA No.
Reference: (Account Number)
Reference: (Account Name)

Cash

Bank Name
ABA No.:
Account No.:
Account Name:

SCHEDULE IV
Electronic Access

1.

Collateral Manager shall permit the Pledgor, the Secured Party and their Authorized Persons to access electronically the applications and products subject to the Agreement (the “Products”) in accordance with the limitations of paragraph 3.6 of the Agreement. Collateral Manager reserves the right to modify this Schedule IV and, subject to the terms and conditions of the Agreement, the products and services available through the Products, upon notice to the Pledgor and the Secured Party. Collateral Manager shall use reasonable efforts to give the Pledgor and the Secured Party reasonable notice of its termination or suspension of access hereunder to any Product, but may do so immediately upon written notice to the Pledgor and the Secured Party if Collateral Manager determines, in its sole discretion, that providing access to such Product would violate Applicable Law or that the security or integrity of such Product is at risk.

2.

In consideration of the fees paid by the Pledgor or the Secured Party to Collateral Manager and subject to any applicable software license addendum in relation to Collateral Manager owned or sublicensed software provided for a particular application, Collateral Manager grants to the Pledgor and the Secured Party and, where applicable, their Authorized Persons on the terms of this Schedule IV a non-exclusive license to use the Products and the information and data made available to Pledgor or Secured Party through the Products (the “Data”) for the sole use of the Pledgor and the Secured Party. The Pledgor and the Secured Party may download the Data and print out hard copies for their reference, provided that they do not remove any copyright or other notices contained therein or any hyperlink or other reference to any such notice.

3.

The rights and obligations of the parties with respect to the provision of certain cash products and services via the Products shall also be governed, to the extent not governed by this Agreement, by Collateral Manager’s terms and conditions relating to such products and services, as the same may be amended from time to time (the “Product Terms”). If and to the extent that there is a conflict between the Product Terms and this Schedule IV, the provisions of this Schedule IV shall prevail.

4.

The Pledgor and the Secured Party acknowledge that there are certain security, corruption, transaction error and access availability risks associated with using open networks such as the internet, and the Pledgor and the Secured Party hereby expressly assume such risks. The Pledgor and the Secured Party shall make their own independent assessment of the adequacy of the internet and of the security procedures made available by Collateral Manager. The Pledgor and the Secured Party acknowledge and agrees that the selection and use by it of third party security and communications software and third party service providers is the sole responsibility of the Pledgor and the Secured Party, and Collateral Manager disclaims all risks related thereto, notwithstanding that Collateral Manager may recommend certain security and/or communication software packages. All such software must be interoperable with Collateral Manager’s software. Each of the Pledgor, the Secured Party and

Collateral Manager shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

5.

In cases where Collateral Manager’s web site is unexpectedly down or otherwise unavailable, Collateral Manager shall provide other appropriate means for the Pledgor and the Secured Party or their Authorized Persons to instruct Collateral Manager or obtain reports from Collateral Manager. Provided that Collateral Manager reasonably provides such other means, Collateral Manager shall not be liable for any Liabilities arising out of the inability to instruct or communicate using Collateral Manager’s web site in the absence of Collateral Manager’s negligence or willful misconduct.

6.

The Pledgor and the Secured Party shall use (and cause their Affiliates, Authorized Persons, and other agents to use) appropriate and up to date products that are commercially available to protect their respective systems and associated files and Data from the threat of computer viruses and other similar destructive software elements (“Viruses”) and to minimize the risk of transmission of Viruses between the parties.

7.

The Pledgor and the Secured Party shall promptly and accurately designate in writing to Collateral Manager the geographic location of their users from time to time. The Pledgor and the Secured Party further represent and warrant to Collateral Manager that the Pledgor and the Secured Party, respectively, shall not access the service from any jurisdiction which Collateral Manager informs the Pledgor and the Secured Party or where the Pledgor and the Secured Party have actual knowledge that the service is not authorized for use due to local regulations or laws. Prior to submitting any document which designates the persons authorized to act on the Pledgor’s or Secured Party’s behalf, the Pledgor and the Secured Party, respectively, shall obtain from each individual referred to in such document all necessary consents to enable Collateral Manager to process the Data set out therein for the purposes of providing the Products.

8.	The Pledgor and the Secured Party shall be responsible for the compliance of their respective Authorized Persons with the terms of this Schedule IV.

SCHEDULE V
Notice of Pledgor Default

To:    ________________________ (“__________”)

CC:	[Name of Pledgor] (the “Pledgor”)
[Address of Pledgor]

[Date]

Ladies and Gentlemen:

Reference: Default notification pursuant to paragraph 2.8(a) of the Control and Custody Agreement dated [●] (the “Agreement”)

[Name of Secured Party] (“Secured Party”) hereby notifies Collateral Manager that (i) Pledgor has defaulted in its obligations to Secured party pursuant to the Master Agreement (as defined in the Agreement) or (ii) a termination event (as defined in the Master Agreement) has occurred in respect of Pledgor and is continuing. Collateral release instructions shall follow by [format].

[Name of Secured Party]

Authorized Signatory

SCHEDULE VI
Notice of Secured Party Default

To:    ________________________ (“__________”)

CC:	[Name of Secured Party] (the “Secured Party”)
[Address of Secured Party]

[Date]

Ladies and Gentlemen:

Reference: Default notification pursuant to paragraph 2.8(b) of the Control and Custody Agreement dated [●] (the “Agreement”)

[Name of Pledgor] (“Pledgor”) hereby notifies __________ that (i) Secured Party has defaulted in its obligations to Pledgor pursuant to the Master Agreement (as defined in the Agreement) or (ii) a termination event (as defined in the Master Agreement) has occurred in respect of Secured Party and is continuing. Collateral release instructions shall follow by [format].

[Name of Pledgor]

Authorized Signatory